                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                ______________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  January 31, 2001
                                                  ------------------------------


                      INTERTRUST TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

           Delaware                          000-27287                            52-1672106
-----------------------------------------------------------------------------------------------------
(State or Other Jurisdiction of             (Commission              (IRS Employer Identification No.)
       Incorporation)                       File Number)

4750 Patrick Henry Blvd., Santa Clara, California                      95054
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (408) 855-0100
                                                   -----------------------------

                                     None.
--------------------------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         In a joint press release dated January 31, 2001, InterTrust Technologies Corporation ("InterTrust") (Nasdaq:ITRU) and Nokia Corporation ("Nokia") (NYSE: NOK) announced that Nokia, the global leader in mobile communications, and InterTrust, the leading developer of peer-to-peer, distributed digital rights management (DRM) technologies, signed an agreement by which Nokia agreed to license the InterTrust Commerce and Rights/System DRM solutions, and selected InterTrust as its preferred DRM technology. In connection with such license, Nokia purchased 4,000,000 shares of InterTrust common stock at $5.00 per share. In addition, Nokia has the right to appoint a representative to the InterTrust Board of Directors.

         The information which is set forth in the Registrant's Press Release dated January 31, 2001 is incorporated by reference.

ITEM 7.  EXHIBITS

(c)  EXHIBITS:

      Exhibit
      Number
      ------
      4.1 Stockholder Rights Agreement, by and between InterTrust Technologies Corporation and Nokia Finance International B.V., dated January 31, 2001.
      99.1   Text of Press Release dated January 31, 2001.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  InterTrust Technologies Corporation
                                  -----------------------------------
                                  (Registrant)

Date: February 20, 2001           By: /s/ David Ludvigson
                                      -------------------------------
                                      David Ludvigson
                                      President

                      INTERTRUST TECHNOLOGIES CORPORATION

                                 EXHIBIT INDEX

Exhibit
Number
------

4.1 Stockholder Rights Agreement, by and between InterTrust Technologies Corporation and Nokia Finance International B.V., dated January 31, 2001.
99.1     Text of Press Release dated January 31, 2001.